EXHIBIT 10.1

EX - 1 - 10.1

SALE AND PURCHASE AGREEMENT

January 20, 2006

Mr. Peter Wilson
Sterling Grant Capital Inc.
69 Glenmore Dr.
West Vancouver, BC
V75 1A5

Subject: Clovelly South (the "Project")

Dear Sir,

This letter will confirm our agreement to sell and transfer a 5% (five percent) working interesting in the Project currently owned by Sterling Grant (the "Interest"), to Texhoma Energy, Inc. ("Texhoma"), under the following terms and conditions:

1. The transfer shall occur on or before the commencement of drilling of the Clovelly South exploration well and be subject to the approval of ORX
 Resources, Inc. the Operator.

2. Texhoma accepts responsibility to fun the work program for the Project  which will be performed in accordance with the Joint Operating  Agreement:

3. Texhoma is already a participant in the Project and accepts the additional interest without the requirement for further documentation or due diligence:

4. Sterling Grant warrants the Interest is free of any liens, claims or  liabilities:

5. The Consideration for the Interest will be the issue of two million common  shares in the issued capital of Texhoma and the payment of US$15,000  (fifteen thousand United
States dollars):

                                                                    Texhoma Energy, Inc. TXHE:OTCBB
                                                                     120, 2411 Fountainview Drive
                                                                     Houston, TX 77057

                                                                    Investor Relations: 1-866-685-8943
                                                                    Fax: 604-688-4725

EX - 2 - 10.1

Signed: /s/ Frank A. Jacobs                                   Accepted: /s/Mr. Peter Wilson
Frank A. Jacobs, Executive Chairman                                                                   Mr. Peter Wilson
Texhoma Energy, Inc.                                                                                           Sterling Grant

Witness:_______________________                            Witness:_______________________

Date: January 20, 2006                                                                                              Date: January 20, 2006

EX - 3 - 10.1